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                                                                    Exhibit 10.1

SECOND AMENDMENT AND WAIVER TO THE LOAN AND SECURITY AGREEMENT

Second Amendment and Waiver dated as of August 17, 2001 (this "Amendment") to the Loan Agreement referred to below, between MANAGEMENT ALLIANCE CORPORATION, a Texas corporation ("Leading Borrower" or "MAC"), INFORMATION SYSTEMS CONSULTING CORP., a Texas corporation ("ISCC"), DATATEK CONSULTING GROUP CORPORATION, a Texas corporation ("DCGC"), TEXCEL SERVICES, INC., a Pennsylvania corporation ("TSI"), and MOUNTAIN, LTD., a Maine corporation ("ML" and, together with MAC, ISCC, DCGC and TSI, the "BORROWERS" and each a "BORROWER"), DIVERSIFIED CORPORATE RESOURCES, INC., a Texas corporation ("Parent") and any other Credit Party executing this Agreement, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("LENDER").

                                  WITNESSETH:

WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement, dated as of May 2000 (as it may be amended, restated, modified or supplemented from time to time, the "Loan Agreement") under which Lender agreed to make certain loans and extensions of credit to the Borrowers; and

WHEREAS, Borrowers have requested that Lender waive certain Event(s) of Default under Loan Agreement and make certain amendments thereto, as more fully set forth herein, and Lender is agreeable to such request only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement and do hereby further agree as follows:

                               STATEMENT OF TERMS

          1. WAIVER OF DEFAULT. Lender hereby waives the Events of Default arising solely out of (i) failure of Parent and its Subsidiaries to maintain a Fixed Charge Coverage Ratio of at least .90 for the period of four consecutive fiscal quarters ending June 30, 2001.

          2.   AMENDMENTS TO LOAN AND SECURITY AGREEMENT.

          a. FINANCIAL COVENANTS: Section 4.2 of the Loan Agreement, as set forth in Schedule G is hereby amended as follows:

               (i) Fixed Charge Coverage Ratio:

               Four consecutive fiscal
               quarters ending:          Minimum Required
               ---------------           ----------------
               September 30, 2001               .60 : 1.00
               December 31, 2001                .67 : 1.00
               March 31, 2002                   .80 : 1.00
               June 30, 2002 and each
               period thereafter               1.00 : 1.00


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          b.   INTEREST: Section 1.5 of the Loan Agreement is hereby amended as follows:

               "Borrowers shall pay interest to Lender on the aggregate outstanding Revolving Credit Advances attributable to such Borrowers at a floating rate equal to the Index Rate plus eight hundred seventy five thousandths percent (0.875%) per annum."

          c. AVAILABILITY RESERVES: Borrowers Borrowing Availability shall be reduced by the following reserves established by Lender:

               (i) Permanent Availability Reserve in the amount of $500,000.
               (ii) Excess Dilution Reserve in the amount of $500,000.

               The amounts of such Permanent Availability Reserve and Excess Dilution Reserves are provided in this Amendment for informational purposes only and shall not modify or restrict Lender's continuing rights under the Loan Agreement to withhold reserves from any Borrower's Borrowing Availability, and to increase and decrease such reserves from time to time, if and to the extent that in Lender's good faith credit judgment such reserves are necessary, including to protect Lender's interest in the Collateral or to protect Lender against possible non-payment of Accounts for any reason by Account Debtors or possible diminution of the value of any Collateral or possible non-payment of any of the Obligations or for any Taxes or in respect of any state of facts which could constitute a Default.

          d. Negative Covenants: Section 5(i) of the Loan Agreement is hereby amended and restated in its entirely as follows:

               "(i) make or permit (A) any Restricted Payment, or (B) any of the following payments:

                    (i) The Datatek January 1 Seller Payments
                    (ii) The Datatek April 15 Seller Payments
                    (iii) Mountain Seller Payments
                    (iv) Texcel Seller Payments;

               PROVIDED, HOWEVER, that Borrowers may make one or more of the payments identified in the forgoing Section 5(i)(B) so long as the Net Borrowing Availability (after giving effect to any such payment) remains in excess of One Million Dollars ($1,000,000)."

          4. REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Amendment, each Credit Party hereto hereby warrants, represents and covenants to Lender that: (a)


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each representation and warranty of the Credit Parties set forth in the Loan
Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment; and (b) each Credit Party hereto has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms.

          5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

          (a) Lender shall have received one or more counterparts of this Amendment duly executed and delivered by the Credit Parties hereto;

          (b) Any and all Guarantors of the Obligations shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning same to Lender;

          (c) Lender shall have received an Amendment and Waiver Fee of $40,000 and a Documentation Fee of $500.

          6. CONTINUING EFFECT OF LOAN AGREEMENT. Except as expressly modified hereby, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and this Amendment shall be limited precisely as drafted and shall not constitute a waiver of any Event of Default or a modification or amendment of any terms and conditions of the Loan Agreement other than as expressly set forth herein. The granting of the waiver hereunder shall not impose or imply an obligation on Lender to grant a waiver on any future occasion.

          7. COUNTERPARTS. This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first specified above.


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                                          BORROWERS:

                                     MANAGEMENT ALLIANCE CORPORATION


                                          By:      ___________________________
                                          Name:
                                          Title:  Duly Authorized Signatory


                                     INFORMATION SYSTEMS CONSULTING CORP.


                                          By:      ___________________________
                                          Name:
                                          Title:  Duly Authorized Signatory


                                     DATATEK CONSULTING GROUP CORPORATION

                                          By:      ___________________________
                                          Name:
                                          Title:  Duly Authorized Signatory


                                     TEXCEL SERVICES, INC.

                                          By:      ___________________________
                                          Name:
                                          Title:  Duly Authorized Signatory



                                     MOUNTAIN, LTD.

                                          By:      ___________________________
                                          Name:
                                          Title:  Duly Authorized Signatory


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CONSENT OF GUARANTORS:

Each of the undersigned Guarantors does hereby consent to the execution, delivery and performance of the within and foregoing Amendment and confirms the continuing effect of such Guarantor's guarantee of the Obligations after giving effect to the foregoing Amendment.

Dated: _____  __, 2001
                                            GUARANTORS:


                                   DIVERSIFIED CORPORATE RESOURCES, INC.

                                            By:      ___________________________
                                            Name:
                                            Title:  Duly Authorized Signatory


                                   PREFERRED FUNDING CORPORATION

                                            By:      ___________________________
                                            Name:
                                            Title:  Duly Authorized Signatory



                                   MAGIC NORTHEAST, INC.

                                            By:      ___________________________
                                            Name:
                                            Title:  Duly Authorized Signatory



                                            LENDER:


                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                            By:      ___________________________
                                            Name:
                                            Title:  Duly Authorized Signatory


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